UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2016

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

100 Campus Drive, Florham Park, NJ	07932
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2016, Zoetis Inc. (the “Company”) held its Annual Meeting of Shareholders at the Hilton Short Hills located at 41 John F. Kennedy Parkway, Short Hills, New Jersey 07078 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2016 (the “Proxy Statement”). There were 435,887,451 shares of common stock present at the Annual Meeting in person or by proxy, which represented 87.8% of the voting power of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on March 18, 2016 (the “Record Date”).

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect four directors, all of whom are currently serving on the Company’s Board of Directors, each to serve until the 2019 Annual Meeting of Shareholders or until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2. A non-binding advisory vote on the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Juan Ramón Alaix	414,037,875	2,041,371	259,208	19,548,996
Paul M. Bisaro	412,445,980	3,620,538	271,936	19,548,996
Frank A. D'Amelio	403,011,126	13,068,588	258,741	19,548,996
Michael B. McCallister	414,035,647	2,040,976	261,831	19,548,996

Each of the four nominees for director was elected to serve until the 2019 Annual Meeting of Shareholders or until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
409,637,509	6,162,903	537,958	19,548,996

The shareholders approved, on a non-binding advisory basis, the compensation program for the Company’s named executive officers as disclosed in the Proxy Statement.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
434,979,188	623,106	285,156	0

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Item 7.01. Regulation FD Disclosure.
On May 12, 2016, the Company declared a dividend of $0.095 per share for the third quarter of 2016. The dividend will be paid on August 30, 2016, to all holders of record of the Company's common stock as of the close of business on June 30, 2016.

Item 8.01. Other Events.
On May 12, 2016, the Company's Board of Directors (the "Board") established a new committee of the Board whose purpose will be to assist the Board with its oversight responsibilities over the Company's manufacturing quality; environmental, health and safety matters; research and development strategies; and innovation initiatives. The Quality and Innovation Committee will be comprised of Directors Paul M. Bisaro (Chair), Sanjay Khosla and Willie M. Reed.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1     Press Release issued on May 12, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: May 12, 2016

INDEX OF EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued on May 12, 2016.